Warrants	12 Months Ended
Dec. 31, 2022
Warrants
Warrants

Note 24: Warrants

As of December 31, 2022 and 2021, there were an aggregate of 11,248,285 and 10,819,105 warrants outstanding, respectively, which include the public warrants, private placement warrants, and VGS Warrants (as defined below).

Public and Private Placement Warrants

Each public and private placement warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. The public warrants will expire five years after the completion of the Business Combinations. The Company has the right to redeem the public warrants when the price per share of Class A common stock equals or exceeds $18.00 for 20 days within a 30-day trading period. The private placement warrants are identical to the public warrants, except that the private placement warrants are subject to certain transfer restrictions, are not redeemable by the Company if they are held by Sponsors, and are exercisable on a cashless basis.

The public and private placement warrants are recorded as a liability on the consolidated balance sheets with a balance of $1.5 million and $11.4 million as of December 31, 2022 and 2021, respectively. The Company recorded a gain of $9.9 million, a gain of $2.3 million, and a loss of $7.7 million from the change in fair value of the warrants during the year ended December 31, 2022, the Successor Period of 2021, and the Predecessor Period of 2021, respectively. No warrants were exercised during the year ended December 31, 2022, the Successor Period of 2021, and the Predecessor Period of 2021.

VGS Warrants

In connection with the Unsecured Promissory Note issued in December 2022 (see Note 12 “Debt”), the Company and VGS entered into a warrant agreement (the “VGS Warrant Agreement”) pursuant to which the Company issued warrants to purchase 429,180 shares of Class A common stock of the Company at an exercise price of $4.26 per share to VGS (the “VGS Warrants”). The number of shares of common stock for which the VGS Warrants is exercisable and the exercise price may be adjusted upon any event involving subdivisions, combinations, distributions, recapitalizations, and similar transactions. Pursuant to the VGS Warrant Agreement, the warrants and the right to purchase securities upon the exercise of the warrants will terminate upon the earliest to occur of the following: (a) December 13, 2027; and (b) the consummation of (i) a sale, conveyance, consolidation with any other corporation (other than a wholly owned subsidiary corporation) or (ii) any other transaction or series of related transactions in which more than 50% of the voting power of which the Company or P3 LLC is disposed. The Company recorded the fair value of the VGS Warrants of $0.6 million as an increase to additional paid in capital during the year ended December 31, 2022.

The key Level 3 inputs into the option pricing model related to the VGS Warrants were as follows:

Volatility	49%
Risk-free interest rate	3.80%
Exercise price	$4.26
Expected term	5.0	Years